Vanguard Dividend Appreciation Index Fund Investment Strategy - Admiral Prospectus [Member] - Vanguard Dividend Appreciation Index Fund	Jan. 31, 2025
Prospectus [Line Items]
Strategy [Heading]	Principal Investment Strategies
Strategy Narrative [Text Block]	The Fund employs an indexing investment approach designed to track the performance of the S&P U.S. Dividend Growers Index (the Index), which consists of common stocks of companies that have a record of increasing dividends over time. The Fund attempts to replicate the target index by investing all, or substantially all, of its assets in the stocks that make up the Index, holding each stock in approximately the same proportion as its weighting in the Index. The Fund may become nondiversified, as defined under the Investment Company Act of 1940, solely as a result of an index rebalance or market movement.